Fees Summary	Mar. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 598,740,000.00
Previously Paid Amount	0.00
Total Fee Amount	82,685.99
Total Offset Amount	0.00
Net Fee	$ 82,685.99
Final Prospectus	false